Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”), dated as of June 22, 2015, by and among CYRUSONE LP, a Maryland limited partnership (“Borrower”), CYRUSONE INC., a Maryland corporation (“REIT”), CYRUSONE GP, a Maryland statutory trust (“General Partner”), CYRUSONE LLC, a Delaware limited liability company (“LLC”), CYRUSONE TRS INC., a Delaware corporation (“TRS”), CYRUSONE FOREIGN HOLDINGS LLC, a Delaware limited liability company (“Foreign Holdings”), CYRUSONE FINANCE CORP., a Maryland corporation (“Finance”; REIT, General Partner, LLC, TRS, Foreign Holdings and Finance are sometimes hereinafter referred to individually as “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”) and the other Lenders a party hereto (collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and the Lenders (other than New Lender (as hereinafter defined)) are parties to that certain Credit Agreement dated as of October 9, 2014 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, the Guarantors executed and delivered to Agent and the Lenders that certain Guaranty dated as of October 9, 2014 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.                                      Definitions.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2.                                      Modifications of the Credit Agreement.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)                                 By inserting the following definitions in §1.1 of the Credit Agreement in the appropriate alphabetical order:

“Cervalis.  Cervalis Holdings LLC, a Delaware limited liability company.

Cervalis Acquisition.  The acquisition by a Wholly-Owned Subsidiary of the Borrower of 100% of the outstanding equity interest of Cervalis pursuant to the terms of the Cervalis Acquisition Agreement.

Cervalis Acquisition Agreement.  That certain Agreement and Plan of Merger, dated as of April 28, 2015, among the Borrower, Jupiter Merger Sub, LLC, LDG Holdings LLC, as Seller Representative, and Cervalis, as amended, modified or supplemented from time to time.”

(b)                                 By deleting in its entirety the definition of “Commitment Increase” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Commitment Increase.  An increase in the Total Revolving Credit Commitment and/or Total Term Loan Commitment to an aggregate Total Commitment of not more than $1,200,000,000.00 pursuant to §2.11.”

(c)                                  By deleting in its entirety subparagraph (b) of the definition of Change of Control appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“(b)                           As of any date a majority of the Board of Directors or Trustees or similar body (the “Board”) of REIT consists of individuals who were not either (i) directors or trustees of REIT as of the corresponding date of the previous year, or (ii) selected or nominated to become directors or trustees by the Board of REIT of which a majority consisted of individuals described in clause (b)(i) above, or (iii) selected or nominated to become directors or trustees by the Board of REIT, which majority consisted of individuals described in clause (b)(i) above and individuals described in clause (b)(ii), above;”

(d)                                 By deleting in its entirety the definition of “Federal Funds Effective Rate” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Federal Funds Effective Rate.  For any day, the rate per annum (rounded upward to the nearest one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of Cleveland on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate.”  Notwithstanding the foregoing, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement.”

(e)                                  By deleting the words “Total Asset Value” in the definition of “Material Subsidiary” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the words “Gross Asset Value”.

(f)                                   By deleting in its entirety the penultimate sentence in the definition of “Unencumbered Asset Value” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“For purposes of this definition, to the extent that Unencumbered Asset Value attributable to Leased Properties would exceed fifteen percent (15%) of the

Unencumbered Asset Value, or attributable to Development Properties would exceed fifteen percent (15%) (or, after December 31, 2016, ten percent (10%)) of the Unencumbered Asset Value, then in each case such excess shall be excluded.”

(g)                                  By deleting the following parenthetical in the definition of “Unencumbered Net Operating Income” appearing in §1.1 of the Credit Agreement:  “(or, after December 31, 2016, 10% of aggregate Unencumbered Net Operating Income)”.

(h)                                 By deleting in its entirety the first (1st) sentence of §2.11(a) of the Credit Agreement, and inserting in lieu thereof the following:

“(a)                           Provided that no Default or Event of Default has occurred and is continuing, subject to the terms and conditions set forth in this §2.11, Borrower shall have the option at any time and from time to time before the date which is ninety (90) days prior to the Revolving Credit Maturity Date or the Term Loan Maturity Date to request by delivery of written notice to Agent an increase in the Total Revolving Credit Commitment and/or the Total Term Loan Commitment, by an aggregate amount of increases to the Total Revolving Credit Commitment and the Total Term Loan Commitment of up to $600,000,000 (which, assuming no previous reduction in the Revolving Credit Commitments or the Term Loan Commitments, would result in a maximum Total Commitment of $1,200,000,000) (an “Increase Notice”; and the amount of such requested increase is the “Commitment Increase”).”

(i)                                     By deleting the word “and” at the end of clause (i) of §8.3 of the Credit Agreement, by deleting the period at the end of clause (j) of §8.3 of the Credit Agreement and inserting in lieu thereof “; and” and by inserting a new clause (k) immediately following clause (j) of §8.3 of the Credit Agreement as follows:

“(k)                           upon the consummation of the Cervalis Acquisition, any loan or extension of credit by any Subsidiary of Borrower to a customer in connection with the customized fit-out of such customer’s cage space at the property located at 50 Madison Road, Totowa, New Jersey not to exceed the principal amount of $3,500,000 outstanding at any time.”

(j)                                    By deleting in its entirety Schedule 1.1 attached to the Credit Agreement, and inserting in lieu thereof Schedule 1.1 attached hereto.

(k)                                 By deleting Schedule 6.20(d) of the Credit Agreement in its entirety, and inserting in lieu thereof Schedule 6.20(d) attached hereto.

(l)                                     By deleting the word “or” at the end of clause (C) of Section §7.22(a)(i)(y) of the Credit Agreement and inserting the following new clause (E) of §7.22(a)(i)(y) of the Credit Agreement immediately after the word “Document” at the end of clause (D) of §7.22(a)(i)(y) of the Credit Agreement and before the parenthetical clause in which “Negative Pledge” is defined:

“, or (E) restrictions in a Ground Lease or Lease contained in such Ground Lease or Lease which is approved by the Majority Lenders in connection with the addition of the applicable Eligible Real Estate as an Unencumbered Property”

3.                                      Modification of the Guaranty.  Guarantors, Agent and Lenders do hereby modify and amend the Guaranty by deleting the words and numbers “Nine Hundred Fifty Million and No/100 Dollars ($950,000,000.00)” appearing in the sixth (6th) line of Paragraph A of the Guaranty, appearing on page 1 thereof, and inserting in lieu thereof the words and numbers “One Billion Two Hundred Million and No/100 Dollars ($1,200,000,000.00)”.

4.                                      Commitments; New Lender.

(a)                                 As of the “Effective Date” (as hereinafter defined) of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Revolving Credit Commitment, Term Loan Commitment and Commitment shall be the amount set forth on Schedule 1.1 attached hereto.  In connection with the Commitment Increase, each existing Lender shall be issued on the Effective Date a replacement Revolving Credit Note and/or Term Loan Note in the principal face amount of its Revolving Credit Commitment or Term Loan Commitment, as applicable, which will be a “Revolving Credit Note” or “Term Loan Note”, as applicable, under the Credit Agreement.  Each such Note shall provide that it is a replacement for the existing Revolving Credit Note or Term Loan Note, as applicable, of each such Lender, and following the Effective Date each existing Lender will promptly return to Borrower its existing Note that is being replaced marked “Replaced”.  Each Revolving Credit Lender shall on the Effective Date be issued a Bid Loan Note in the face amount of the new Bid Loan Sublimit and following the Effective Date each Revolving Credit Lender shall promptly return to the Borrower its existing Bid Loan Note marked “Replaced”.

(b)                                 In connection with the increase of the Revolving Credit Commitment and the Term Loan Commitment pursuant to this Amendment and §2.11 of the Credit Agreement, Woodforest National Bank (“New Lender”) shall on the Effective Date be issued a Revolving Credit Note and Term Loan Note in the principal face amount of its Revolving Credit Commitment and Term Loan Commitment, respectively, which will be a “Revolving Credit Note” or “Term Loan Note”, as applicable, under the Credit Agreement, and on the Effective Date New Lender shall be a Lender under the Credit Agreement.  New Lender makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Articles 14 and 18 of the Loan Agreement.  Without limiting the foregoing, New Lender (a) represents and warrants that it is legally authorized to, and has full power and authority to, enter into this Amendment and perform its obligations under this Amendment, the Credit Agreement and the other Loan Documents; (b) confirms that it has received copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a party to the Credit Agreement; (c) agrees that it has made its own decision to become a Lender under the Credit Agreement without reliance upon any Lender, Agent, Titled Agent or any affiliate or subsidiary of any thereof, and has and will, independently and without reliance upon any Lender, the Agent, any Titled Agent or any affiliate or subsidiary of any thereof and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Loans, the Loan Documents, the creditworthiness of the Borrower and the Guarantors and the value of any assets of the Borrower and the Guarantors, and taking or not taking action under the Loan Documents; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; (e) agrees that, by this Amendment, New Lender has become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; (f) represents and warrants that New Lender is not a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, any of the Borrower, REIT or any other Guarantor and is not a Defaulting Lender or an Affiliate of a Defaulting Lender and (g) New Lender has a net worth or unfunded capital commitment as of the date hereof of not less than $100,000,000.00 unless waived in writing by Borrower and Agent.

(c)                                  By its signature below, New Lender hereby agrees from and after the Effective Date to perform all obligations as a Lender and with respect to its Revolving Credit Commitment and Term Loan Commitment as set forth in this Amendment, the Credit Agreement and the other Loan Documents, as if New Lender were an original Lender and signatory to the Credit Agreement, which obligations shall include, but shall not be limited to, the obligation to make Revolving Credit Loans, Term Loans and Bid Loans to the Borrower with respect to its Revolving Credit Commitment and Term Loan Commitment as required under the Credit Agreement, the obligation to pay amounts due in respect of Swing Loans as set forth in §2.5 of the Credit Agreement, the obligation to pay amounts due in respect of draws under Letters of Credit as required under §2.10 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein.  New Lender acknowledges and confirms that its address for notices and LIBOR Lending Office for Revolving Credit Loans, Term Loans and Bid Loans is as set forth on the signature pages hereto.

(d)                                 On the Effective Date of this Amendment the outstanding principal balance of the Revolving Credit Loans shall be reallocated among the Revolving Credit Lenders such that the outstanding principal amount of Revolving Credit Loans owed to each Revolving Credit Lender shall be equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the outstanding principal amount of all Revolving Credit Loans.  The participation interests of the Revolving Credit Lenders in Swing Loans and Letters of Credit shall be similarly adjusted.  On the Effective Date, each of those Revolving Credit Lenders whose Revolving Credit Commitment Percentage is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Revolving Credit Lenders whose Revolving Credit Commitment Percentage is decreasing as necessary to accomplish the required reallocation of the outstanding Revolving Credit Loans.

(e)                                  On the Effective Date of this Amendment, the New Lender and the Term Loan Lenders whose Term Loan Commitment is increasing shall advance, in accordance with the terms of the Credit Agreement, the amount of the increase in its Term Loan Commitment, which shall then be Term Loans under the Credit Agreement.

5.                                      References to Credit Agreement and Guaranty.  All references in the Loan Documents to the Credit Agreement and Guaranty shall be deemed a reference to the Credit Agreement and Guaranty as modified and amended herein.

6.                                      Consent of Guarantors.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, the Notes and the amendment to the Agreement Regarding Fees executed contemporaneously herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

7.                                      Representations.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:

(a)                                 Authorization.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment, the Notes and the amendment to the Agreement Regarding Fees executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any material agreement or other material instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, and (vi) do not require any material approval or consent of any Person other than those already obtained and as are in full force and effect.

(b)                                 Enforceability.  This Amendment, the Notes and the amendment to the Agreement Regarding Fees executed in connection herewith are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)                                  Approvals.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment, the Notes and the amendment to the Agreement Regarding Fees executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained and other than any disclosure filings with the SEC as may be required with respect to this Amendment.

(d)                                 Reaffirmation.  Borrower and the Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents except for representations or warranties that expressly relate to an earlier date.  Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true in all material respects as of the date as of which they were made and are true in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

(e)                                  No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

8.                                      Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9.                                      Ratification.  Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and the other Loan Documents.  Nothing in this Amendment or the other documents executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).  This Amendment shall constitute a Loan Document.

10.                               Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

11.                               Miscellaneous.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

12.                               Effective Date.  The obligations of the undersigned parties under Sections 2, 3 and 4 of this Amendment shall be deemed effective and in full force and effect (the “Effective Date”) only upon confirmation by the Agent of the satisfaction of the following conditions:

(a)                                 the execution and delivery of this Amendment by Borrower, Guarantors, Agent, New Lender, the Majority Lenders and each Lender whose Revolving Credit Commitment or Term Loan Commitment is increasing or decreasing pursuant to this Amendment (and the delivery to the Borrower of a copy of such fully-executed Amendment by the Agent shall be evidence of satisfaction of this condition);

(b)                                 the delivery to Agent of an opinion of counsel to the Borrower and the Guarantors addressed to the Agent and the Lenders dated as of the Effective Date covering such matters as the Agent may reasonably request;

(c)                                  the delivery to Agent of (i) a notarized acknowledgment of execution of this Amendment by the officer who executed this Amendment and (ii) a notarized acknowledgment of execution of the Notes by the officer who executed the Notes, each in form and substance reasonably satisfactory to Agent;

(d)                                 the delivery to Agent of a Revolving Credit Note and Term Loan Note duly executed by the Borrower in favor of New Lender and each Lender with a Revolving Credit Commitment or Term Loan Commitment in the amount set forth next to such Lender’s name on Schedule 1.1 attached hereto;

(e)                                  the delivery to Agent of a Bid Loan Note duly executed by Borrower in favor of each Revolving Credit Lender and New Lender in the amount of the new Bid Loan Sublimit;

(f)                                   receipt by Agent of evidence that the Borrower shall pay contemporaneously with the Effective Date all fees (including legal fees to the extent invoiced not less than one (1) day prior to the Effective Date) due and payable with respect to this Amendment and the Commitment Increase;

(g)                                  with respect to Borrower and each Guarantor, receipt by Agent of (i) such resolutions, secretary’s and incumbency certificates, and organizational documents (with those filed with a State certified by the appropriate State officer as of a recent date reasonably satisfactory to Agent), in each case as the Agent may reasonably request, which shall be delivered to Agent both in connection with the execution of this Amendment and again substantially contemporaneously with the Effective Date, and (ii) good standing certificates for their respective state of incorporation or formation issued not more than ten (10) days prior to the Effective Date, in each case as the Agent may reasonably request;

(h)                                 Borrower shall have delivered to Agent substantially contemporaneously with the Effective Date a reaffirmation that the representations and warranties in Paragraph 7 of this Amendment remain true and correct as if such representations and warranties are made as of the Effective Date, which reaffirmation shall be in form and substance reasonably satisfactory to Agent;

(i)                                     the receipt by Agent of evidence reasonably satisfactory to Agent that the Cervalis Acquisition shall be consummated and closed substantially contemporaneously with the Effective Date and that the proceeds advanced under Section 4(e) of this Amendment with respect to the increase of the Term Loan Commitments contemplated by the Amendment and the proceeds of any advances of Revolving Credit Loans requested by the Borrower to be funded on the Effective Date shall be used to finance all or part of the consideration due under the Cervalis Acquisition Agreement (the Borrower hereby agreeing to use such funds advanced on the Effective Date for such purpose); and

(j)                                    delivery to Agent substantially contemporaneously with the Effective Date of a Compliance Certificate, adjusted to give pro forma effect to the Cervalis Acquisition and the advance of the Loans to be made on the Effective Date, and evidencing compliance with the covenants described in §7.4(c) of the Credit Agreement.

Each Note delivered to Agent pursuant to this Amendment shall be dated the Effective Date, and Borrower hereby irrevocably authorizes Agent, upon the occurrence of the Effective Date, to date each such Note as of the Effective Date.  Notwithstanding anything in this Paragraph 12 to the contrary, all conditions in this Paragraph 12 must be satisfied by Borrower on or before Noon (Cleveland time) on July 31, 2015, and if not this Amendment shall be void.

[CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.

BORROWER:

CYRUSONE LP, a Maryland limited partnership

By:	CYRUSONE GP, a Maryland statutory trust, its general partner

By:	CyrusOne Inc., a Maryland corporation, as its sole trustee

	By:	/s/ Kimberly H. Sheehy
	Name:	Kimberly H. Sheehy
	Title:	CFAO

(SEAL)

GUARANTORS:

CYRUSONE INC., a Maryland corporation

By:	/s/ Kimberly H. Sheehy
Name:	Kimberly H. Sheehy
Title:	CFAO

(SEAL)

CYRUSONE GP, a Maryland statutory trust

By:	CyrusOne Inc., a Maryland corporation, as its sole trustee

By:	/s/ Kimberly H. Sheehy
Name:	Kimberly H. Sheehy
Title:	CFAO

(SEAL)

CYRUSONE LLC, a Delaware limited liability company

By:	/s/ Kimberly H. Sheehy
Name:	Kimberly H. Sheehy
Title:	CFAO

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Credit Agreement – KeyBank/CyrusOne]

CYRUSONE TRS INC., a Delaware corporation

By:	/s/ Kimberly H. Sheehy
Name:	Kimberly H. Sheehy
Title:	CFAO

(SEAL)

CYRUSONE FOREIGN HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Kimberly H. Sheehy
Name:	Kimberly H. Sheehy
Title:	CFAO

(SEAL)

CYRUSONE FINANCE CORP., a Maryland corporation

By:	/s/ Kimberly H. Sheehy
Name:	Kimberly H. Sheehy
Title:	CFAO

(SEAL)

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Credit Agreement – KeyBank/CyrusOne]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Jason R. Weaver
Name:	Jason R. Weaver
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Matthew R. Wyatt
Name:	Matthew R. Wyatt
Title:	Authorized Officer

TORONTO DOMINION (TEXAS) LLC

By:	/s/ Savo Bozic
Name:	Savo Bozic
Title:	Authorized Signatory

BARCLAYS BANK PLC

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Vice President

ROYAL BANK OF CANADA

By:	/s/ Brian Gross
Name:	Brian Gross
Title:	Authorized Signatory

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Credit Agreement – KeyBank/CyrusOne]

SUNTRUST BANK

By:	/s/ Nancy B. Richards
Name:	Nancy B. Richards
Title:	Senior Vice President

CITIZENS BANK, N.A.

By:	/s/ David R. Jablonowski
Name:	David R. Jablonowski
Title:	Senior Vice President

CITIBANK, N.A.

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Christian S. Brown
Name:	Christian S. Brown
Title:	Managing Director

COBANK, ACB

By:	/s/ Andy Smith
Name:	Andy Smith
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Lisa Reiter
Name:	Lisa Reiter
Title:	Managing Director

[Signatures Continue On Next Page]

[Signature Page to First Amendment to Credit Agreement – KeyBank/CyrusOne]

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

SYNOVUS BANK

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Director
and
By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – KeyBank/CyrusOne]

WOODFOREST NATIONAL BANK

By:	/s/ John Ellis
Name:	John Ellis
Title:	Senior Vice President

Address:

Woodforest National Bank
1599 Lake Robbins, Suite 100

The Woodlands, TX  77380

Attn:  John Ellis

Telephone:  (832) 375-2368

Facsimile:   (832) 375-3368

[Signature Page to First Amendment to Credit Agreement – KeyBank/CyrusOne]